UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 8, 2015

MJ HOLDINGS, INC. (Exact name of registrant as specified in its charter)

NEVADA (State or other jurisdiction of incorporation)	333-167824 (Commission File Number)	20-8235905 (IRS Employer Identification No.)

4141 NE 2 Ave. #204-A Miami, FL		33137
(Address of principal executive offices)		(Zip code)

Registrant's telephone number, including area code (305) 455-1800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     Entry Into A Material Definitive Agreement.

On May 4, 2015, MJ Sheridan LLC, a wholly-owned subsidiary of MJ Holdings, Inc. (each individually and together referred to as “MJ Holdings”) acquired the property located at 1126 South Sheridan Boulevard City and County of Denver, Colorado 80232 (the “Property”) for $771,750, exclusive of closing costs, from Dog Hill LLC, a Colorado limited liability company.

MJ Holdings, funded the acquisition through the issuance of a promissory note (“Note”) in the amount of $925,000.00 of which $771,750.00 was used to purchase the Property and for closing costs, the balance of the funds will be used by Company as working capital. The Note bears interest at 10% per annum and matures on June 1. 2017. MJ Holdings, collateralized the Note with its ownership interest in the Property and it’s property located at 503 Havana Street in Aurora, Colorado.

The Property is 17,729 square feet with a 3,828 square foot one story free-standing building. The Property is zoned B-2 and has been approved by the city of Denver as a retail dispensary for recreational marijuana.

On May 4, 2015 MJ Holdings and Lightshade Labs LLC (the "Tenant") entered into a lease agreement for the Property (the “Lease.”) The Lease is for a term of 10 years and a total rent obligation of approximately $1,327,088. Insurance and real property taxes shall be paid by the Registrant and subsequently charged to the Tenant as additional rent, based on the actual expense incurred.

Upon the expiration of the term of 10 years, the Tenant has the option to renew the Lease for one additional ten year term, on the same terms as provided in the Lease. During the third year of the Lease, and subject to the Lease the Tenant may exercise an option to purchase the Property.

In connection with the Lease, the principal owners of Lightshade Labs LLC have agreed to guarantee the performance of the obligations of the Tenant thereunder.

The foregoing description of the Lease is not complete and is qualified in its entirety by reference to the full text of the Lease, a copy of which is filed as Exhibit 10.1 to this Report, and is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.01 by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Lease Agreement dated May 4, 2015 entered into by MJ Holdings, Inc. and Lightshade Labs LLC.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MJ HOLDINGS, INC.
(Registrant)

	By:	/s/Adam Laufer
Adam Laufer
co-Chief Executive Officer
Date: May 8, 2015

EXHIBIT INDEX

Exhibit Number	Description

10.1	Lease Agreement dated May 4, 2015 entered into by MJ Holdings, Inc. and Lightshade Labs LLC.